Summary Prospectus February 28, 2020

ROCK OAK CORE GROWTH FUND Ticker: RCKSX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.oakfunds.com/forms-information. You can also get this information at no cost by calling 1-888-462-5386, by sending an e-mail request to Fulfillment@ultimusfundsolutions.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2020 are incorporated by reference to this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically by contacting the Fund at 1-888-462-5386 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-462-5386. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.38%
Less Fee Waivers and Expense Reimbursements*	(0.13%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%

*

Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that you reinvest all dividends and distributions, and that the contractual fee waiver/expense reimbursement is in place for the first year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$127	$424	$743	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of mid capitalization companies, though the Fund may also hold positions in large market capitalization companies. In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above-average growth potential at attractive prices. The Fund will generally hold between 30 and 40 common stocks. The Adviser considers mid cap companies to be those with market capitalizations at the time of purchase between $5 billion and $15 billion or those with market capitalizations similar in size or range to the benchmark index at the time of purchase.

The Adviser utilizes a combined approach of “top-down” analysis and “bottom-up” stock selection. The “top-down” approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed. As part of its “bottom-up” stock selection, the Adviser then looks for individual companies with earnings growth potential that should, in the Adviser’s opinion, exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company’s specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”). The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

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Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: Although the Fund is diversified, because the Fund may invest a significant portion of its assets in the sectors and industries which it believes hold the most growth potential, poor performance or adverse economic events affecting one or more of these overweighted sectors or industries could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER 20.17% 3/31/2012 WORST QUARTER (19.80%) 12/31/2018

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2019 to those of the Morningstar U.S. Mid Cap Index and the S&P 500® Total Return Index.

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	19.04%	8.29%	10.43%
Fund Returns After Taxes on Distributions*	18.17%	7.62%	9.34%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	11.90%	6.45%	8.33%
Morningstar U.S. Mid Cap Index** (reflects no deduction for fees, expenses or taxes)	31.10%	10.09%	13.64%
S&P 500® Total Return Index** (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

The Fund’s inception date is 12/31/04.

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**

Effective February 28, 2020, the Morningstar U.S. Mid Cap Index replaced the S&P 500® Total Return Index as the Fund’s performance benchmark because Morningstar U.S. Mid Cap Index more closely aligns with the Fund’s investment strategy and portfolio composition.

INVESTMENT ADVISER Oak Associates, ltd.

PORTFOLIO MANAGERS

James D. Oelschlager, Founder and Co-CIO of Oak Associates, ltd.
Portfolio Manager of the Fund since 2019.

Robert D. Stimpson, Co-CIO, CFA, CMT
Portfolio Manager of the Fund since 2004.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

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Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 41 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 49 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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